UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2023

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, perpetual preferred stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2023 and October 1, 2023, CNB Financial Corporation (the “Corporation”) and/or CNB Bank, the Corporation’s primary operating subsidiary (the “Bank”), entered into amended or new nonqualified deferred compensation plans with certain members of its executive management team, including the following named executive officers (the “Executives”): Michael D. Peduzzi, President and Chief Executive Officer (“Mr. Peduzzi”); Tito L. Lima, Senior Executive Vice President, Chief Financial Officer and Treasurer (“Mr. Lima”); Leanne Kassab, Senior Executive Vice President and Chief Experience Officer (“Ms. Kassab”); Martin T. Griffith, Senior Executive Vice President and Chief Banking Officer (“Mr. Griffith”); and Richard L. Greslick, Jr., Senior Executive Vice President and Chief Operating Officer (“Mr. Greslick”).

Defined Contribution Plan Amendments

Both Ms. Kassab and Mr. Lima are party to a Defined Contribution Plan with the Corporation dated January 1, 2022 and January 2, 2022, respectively (each a “DC Plan” and, collectively, the “DC Plans”). Prior to September 30, 2023, the DC Plans provided for the annual contribution by the Corporation of an agreed upon percentage of the Executive’s annual base salary to the Executive’s DC Plan account. Amounts contributed would be payable following the Executive’s termination of employment, or upon becoming disabled. As of September 30, 2023, neither Ms. Kassab nor Mr. Lima were at all vested in the DC Plans and instead each was scheduled to become one hundred percent (100%) vested in their DC Plan upon the later of attaining age fifty-five (55) or providing five (5) years of service to the Corporation.

Pursuant to the DC Plan amendments dated September 30, 2023 and attached to this Current Report on Form 8-K (the “DC Plan Amendments”), the DC Plans are immediately frozen and no additional contributions are permitted to be made. As of such date, both Executives became one hundred percent (100%) vested in their DC Plan balances of One Hundred Thirty-One Thousand Four Hundred Ninety-Eight Dollars ($131,498), with respect to Mr. Lima, and One Hundred Ninety-Three Thousand Seven Hundred Eighteen Dollars ($193,718), with respect to Ms. Kassab. All other material terms of the DC Plans, including the payment triggers, remain unaffected by the DC Plan Amendments and are more fully described in a Current Report on Form 8-K filed by the Corporation on January 4, 2022.

Supplemental Executive Retirement Plan Agreement Amendment and Awards

Mr. Peduzzi is a participant in the Supplemental Executive Retirement Plan adopted by the Corporation and dated January 1, 2022 (the “SERP”). As originally drafted, the SERP did not contemplate participation by additional executives with different vesting schedules. Further, as of October 1, 2023 Mr. Peduzzi was not scheduled to become vested in the SERP until September 1, 2026, at which point he would become one hundred percent (100%) vested.

Pursuant to the Supplemental Executive Retirement Plan amendment dated October 1, 2023 and attached to this Current Report on Form 8-K (the “SERP Amendment”), the SERP now permits participation by executives with different vesting schedules. Each participant shall be designated by a Schedule A, which will specify the nature of each participant’s benefits under the SERP. While participants will generally vest according to a schedule set forth on their specific Schedule A, a participant shall become one hundred percent (100%) vested upon his or her death, disability or the Corporation undergoing a change in control. The amount payable upon a separation from service prior to retirement age for other than death, disability or a change in control is based on the Schedule A vesting schedule. Payment of benefits begins upon a participant reaching retirement age, with the exception of payments following death, disability or a change in control which begin immediately, in each case provided that a termination of employment has occurred. All other material terms of the SERP remain unaffected by the SERP Amendment.

Attached to this Current Report on Form 8-K are copies of SERP Schedule As, dated October 1, 2023, that the Corporation has entered into with each of Mr. Peduzzi, Mr. Lima, Ms. Kassab and Mr. Griffith. Mr. Peduzzi’s Schedule A dated October 1, 2023 replaces the Schedule A dated January 1, 2022. The material terms of each Executive’s benefit is set forth in the following table:

	Mr. Peduzzi	Mr. Lima	Ms. Kassab	Mr. Griffith
Annual Benefit	$120,000	$83,425	$80,314	$90,000
Term	20 years	20 years	20 years	20 years
Retirement Age	62	62	62	63
Vesting	Pro-rata through 2026, at which point 100%	Pro-rata through 2026, at which point 100%	Pro-rata through 2026, at which point 100%	Pro-rata through 2026, at which point 100%

Executive Salary Continuation Plan Agreement Amendment

Mr. Greslick is party to an Executive Salary Continuation Plan Agreement with the Bank dated January 1, 2013 (the “ESCPA”). Prior to October 1, 2023, the ESCPA provided Mr. Greslick with a retirement benefit equal to sixty-five percent (65%) of his final average compensation for a period of twenty (20) years. Mr. Greslick was not scheduled to become vested in any portion of his benefit until attaining the age of fifty-five (55). Moreover, if Mr. Greslick had a separation from service following age fifty-five (55) and prior to attaining age sixty-five (65), he was only entitled to a pro-rated portion of his benefit.

Pursuant to the Executive Salary Continuation Plan Agreement amendment dated October 1, 2023 and attached to this Current Report on Form 8-K (the “ESCPA Amendment”), Mr. Greslick will vest in a pro rata portion of his normal retirement benefit, which is Ninety Thousand Dollars ($90,000) a year for twenty (20) years, over a fifteen (15) year period beginning December 31, 2024. If he has a separation from service prior to attaining the age of sixty-two (62), he will be paid the vested portion of his benefit over such twenty (20) year period. If, however, the separation from service is due to death, disability or a change in control, Mr. Greslick will be paid his full normal retirement benefit. Payment of benefits begins at age sixty-two (62), with the exception of payments following death, disability or a change in control which begin immediately. All other material terms of the ESCPA remain unaffected by the ESCPA Amendment.

The foregoing descriptions of the DC Plans, the DC Plan Amendments, the SERP, the SERP Amendment, the SERP Schedule As, the ESCPA and the ESCPA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached as Exhibits 10.1 through 10.12, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Defined Contribution Plan for Tito L. Lima, effective as of January 2, 2022 (incorporated by reference to Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed on January 4, 2022)

10.2	Amendment No. 1 to Defined Contribution Plan for Tito L. Lima

10.3	Defined Contribution Plan for Leanne Kassab, effective as of January 1, 2022 (incorporated by reference to Exhibit 10.16 to the Corporation’s Annual Report on Form 10-K filed on March 3, 2023)

10.4	Amendment No. 1 to Defined Contribution Plan for Leanne Kassab

10.5	Supplemental Executive Retirement Plan for Michael D. Peduzzi, effective as of January 1, 2022 (incorporated by reference to Exhibit 10.13 to the Corporation’s Annual Report on Form 10-K filed on March 3, 2023)

10.6	Amendment No. 1 to Supplemental Executive Retirement Plan

10.7	Schedule A to Supplemental Executive Retirement Plan for Michael D. Peduzzi

10.8	Schedule A to Supplemental Executive Retirement Plan for Tito L. Lima

10.9	Schedule A to Supplemental Executive Retirement Plan for Leanne Kassab

10.10	Schedule A to Supplemental Executive Retirement Plan for Martin Griffith

10.11	Executive Salary Continuation Plan Agreement, by and between CNB Bank and Richard L. Greslick, Jr., effective as of January 1, 2013 (incorporated by reference to Exhibit 10.12 to the Corporation’s Annual Report on Form 10-K filed on March 3, 2023)

10.12	Amendment No. 1 to Executive Salary Continuation Plan Agreement for Richard L. Greslick

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: October 2, 2023	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer